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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 11, 1998

                              MID-STATE BANCSHARES
                              --------------------

                 (Name of Small Business Issuer in its Charter)

              CALIFORNIA                    333-16951           77-0442667
----------------------------------------  ------------   -----------------------
    (State or Other Jurisdiction of       (File Number)     (I.R.S. Employer
     Incorporation or Organization)                         Identification No.)

   1026 GRAND AVE. ARROYO GRANDE, CA                             93420
----------------------------------------                 -----------------------
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's Telephone Number, including area code: (805) 473-7700
                                                           --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On November 11, 1998, at its regular meeting of the Board of Directors of Mid-State Bancshares, the Board declared a twelve cents per-share quarterly cash dividend for all shareholders of record on December 31, 1998, payable on or before January 22, 1999. The Board also adopted a new policy declaring a quarterly dividend instead of the semi-annual dividends authorized in the past. Please refer to the Press Release dated November 17, 1998 attached hereto and made a part hereof.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 18, 1999           MID-STATE BANCSHARES

                                    By: /s/ James G. Stathos
                                        -------------------------------------
                                        James G. Stathos
                                        Executive Vice President
                                        Chief Financial Officer

                                    By: /s/ Carrol R. Pruett
                                        -------------------------------------
                                        Carrol R. Pruett
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION                          PAGE NO.
-----------                        -----------                          --------

   20          Press Release announcing quarter cash dividend              5
               and change in dividend policy to quarterly dividend instead of semi-annual dividends


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